UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  May 22, 2009
                                          --------------


                        Commission File Number 333-138989

                              SEA 2 SKY CORPORATION
             (Exact name of registrant as specified in its charter)

               Nevada                                       98-0479847
-------------------------------------                 --------------------------
   State or other jurisdiction of                        (I.R.S. Employer
   incorporation or organization                        Identification No.)

                      2287 Slater Road, Ferndale, WA 98248
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 1 (866) 732-2759


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant

          On May 22, 2009, we dismissed Schumacher & Associates, Inc. the independent accountants previously engaged as the principal accountants to audit our financial statements. The decision to change accountants was approved by our Board of Directors.

          Also effective on May 22, 2009, we engaged dbb mckennon, Certified Public Accountants, as our independent certified public accountants. The decision to change accountants was approved by our Board of Directors.

          Schumacher & Associates, Inc. audited our financial statements for our fiscal years ended August 31, 2008 and 2007. The audit report of Schumacher & Associates, Inc. on our financial statements for the fiscal years stated above (the "Audit Period") did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than reflecting an uncertainty as to the Company's ability to continue as a going concern. During the Audit Period, and through May 22, 2009, there were no disagreements with Schumacher & Associates, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report, and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

          We have provided a copy of this disclosure to Schumacher & Associates, Inc. and have requested that the former accountants furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made by the Registrant, and, if not, stating the respects in which they do not agree. A copy of the letter is attached hereto as Exhibit 16.1
..

          During the two most recent fiscal years, or any subsequent interim period prior to engaging dbb mckennon, we nor anyone acting on our behalf consulted with dbb mckennon regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or (ii) the type of audit opinion that might be rendered on the company's financial statements where either written or oral advice was provided that was an important factor considered by the company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (iii) any matter that was the subject of a disagreement with the company's former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its audit report.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

        (d)    Exhibits.


Exhibit No.         Description

16.1                Letter dated May 26, 2009 from Schumacher & Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:    May 22, 2009

SEA 2 SKY CORPORATION



By: /s/ David Siebenga
Name:  David Siebenga
Title:   Chief Executive Officer